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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(C) or Rule 14a-12

                                  LESCO, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: Not Applicable

     (2) Aggregate number of securities to which transaction applies: Not Applicable

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable

     (4) Proposed maximum aggregate value of transaction: Not Applicable

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: Not Applicable

     (2) Form, Schedule or Registration Statement No.: Not Applicable

     (3) Filing Party: Not Applicable

     (4) Date Filed: Not Applicable

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                                  [LESCO LOGO]

                               15885 SPRAGUE ROAD
                          STRONGSVILLE, OHIO 44136-1799

May 2, 2001

Dear Fellow Shareholder:

You should have already received your proxy materials for the 2001 Annual Meeting of Shareholders for Wednesday, May 16, 2001, at 10:00 a.m. local time, at The Forum Conference and Education Center, One Cleveland Center, 1375 East 9th Street, Cleveland, Ohio.

If you have any questions or need assistance with voting your shares, please call our proxy solicitor, Georgeson Shareholder Communications, at 1-800-223-2064.

Whether or not you plan to attend the meeting, the Company encourages you to sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope today.

Thank you for your continuing support.

On behalf of the Board of Directors,

/s/ William A. Foley
William A. Foley
Chairman of the Board, President and
  Chief Executive Officer

                                  DETACH CARD
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LESCO, INC.                            PROXY SOLICITED ON BEHALF OF THE BOARD OF
                                       DIRECTORS FOR ANNUAL MEETING MAY 16, 2001
    The undersigned appoints William A. Foley, R. Breck Denny and Patricia W. Pribisko as Proxies, each with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated below, all the common shares of LESCO, Inc. held of record by the undersigned on April 6, 2001, at the Annual Meeting of shareholders to be held on May 16, 2001, or any adjournment thereof.

1. Election of directors.

      FOR all nominees listed below                     WITHHOLD AUTHORITY
[ ]   (except as marked to the contrary below)    [ ]   to vote for all nominees listed below

 Ronald Best, Drexel Bunch, Robert F. Burkhardt, J. Martin Erbaugh, William A.
  Foley, Michael E. Gibbons, Lee C. Howley, Christopher H.B. Mills, Robert B.
                         Stein, Jr. and David L. Swift

 (Instructions: To withhold authority for any individual nominee(s), write the name of such nominee(s) in the space provided below.)

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  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSALS 2, 3, 4 AND 5.

2. Shareholder proposal concerning succession planning:
           [ ] FOR              [ ] AGAINST              [ ] ABSTAIN

3. Shareholder proposal concerning severance agreements:
           [ ] FOR              [ ] AGAINST              [ ] ABSTAIN

4. Shareholder proposal concerning separation of the offices of Chairman and President and CEO:
           [ ] FOR              [ ] AGAINST              [ ] ABSTAIN

5. Shareholder proposal concerning Shareholder Rights Plan:
           [ ] FOR              [ ] AGAINST              [ ] ABSTAIN

                  (Continued and to be signed on reverse side)

                                  DETACH CARD
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                          (Continued from other side)

6. In their discretion, the Proxies are authorized to vote on all other business that properly comes before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1 ABOVE, AGAINST THE SHAREHOLDER PROPOSALS IN ITEMS 2, 3, 4 AND 5 ABOVE AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING, AS STATED IN ITEM 6 ABOVE. IF VOTING FOR DIRECTORS IS CUMULATIVE, THE PROXIES MAY CUMULATE OR DISTRIBUTE VOTES IN SUCH FASHION AS THEY BELIEVE WILL MAXIMIZE THE NUMBER OF PERSONS ELECTED FROM AMONG NOMINEES FOR WHOM AUTHORITY IS GRANTED.

                                                  Please sign exactly as name
                                                  appears below. When shares are
                                                  held as joint tenants, both
                                                  should sign. When signing as
                                                  attorney, executor,
                                                  administrator, trustee or
                                                  guardian, please give full
                                                  title as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  President or other authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name by authorized person.

                                                  Dated __________________ 2001,



                                                  ------------------------------
                                                            Signature

                                                  ------------------------------
                                                    Signature if held jointly

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.